SUP-0165-PC-0716

BERNSTEIN FUND, INC.

Non-U.S. Stock Portfolio:

-International Small Cap Portfolio

(the “Portfolio”)

Supplement dated July 27, 2016 to the Prospectus and Summary Prospectus dated December 21, 2015, as supplemented January 20, 2016 (the “Prospectuses”) of the International Small Cap Portfolio of Bernstein Fund, Inc.

*        *        *         *        *

Effective September 1, 2016, the following chart replaces the chart under the heading “Portfolio Managers” in the summary sections of the Prospectuses for the Portfolio and reflects those persons responsible for day-to-day management of the Portfolio’s portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Andrew Birse	Since 2015	Senior Vice President of the Manager

Peter Chocian	Since 2015	Vice President of the Manager

Liliana Dearth	Since 2015	Senior Vice President of the Manager

Nelson Yu	Since September 2016	Senior Vice President of the Manager

*        *        *         *        *

Effective September 1, 2016, the following replaces the third and fourth paragraphs and corresponding table in the section “Management of the Portfolios — Portfolio Managers” in the Prospectus, which relates to the Portfolio.

The day-to-day management of, and investment decisions for, the International Small Cap Portfolio are made by a team comprised of senior portfolio managers. No one person is principally responsible for coordinating the Portfolio’s investments.

The following table lists the persons with the most significant responsibility for the day-to-day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Andrew Birse; since 2015; Senior Vice President of the Manager	Senior Vice President, Portfolio Manager and Senior Research Analyst for Value Equities of the Manager, with which he has been associated as a portfolio manager and analyst since prior to 2011.

Peter Chocian; since 2015; Vice President of the Manager	Vice President and Senior Quantitative Analyst, Value Quantitative Research of the Manager, with which he has been associated as a portfolio manager and analyst since prior to 2011.

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Liliana Dearth; since 2015; Senior Vice President of the Manager	Senior Vice President and Team Leader, International Discovery Equities of the Manager, with which she has been associated as a portfolio manager and analyst since prior to 2011.

Nelson Yu; since September 2016; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011, and Head of Quantitative Research for Equities.

*        *        *         *        *

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0165-PC-0716

2